SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of Earliest Event Reported): June 15, 2004

RBS GLOBAL, INC.	REXNORD CORPORATION
(Exact Name of Registrant as Specified in Its Charter)	(Exact Name of Registrant as Specified in Its Charter)

Delaware	Delaware
(State of Incorporation or Organization)	(State of Incorporation or Organization)

333-102428
(Commission File Number)

01-0752045	04-3722228
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

4701 Greenfield Avenue, Milwaukee, Wisconsin	53214
(Address of principal executive offices)	(ZIP Code)

(414) 643-3000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7.                      Exhibits.

Exhibit No.	Description

99.1	Earnings Release dated June 15, 2004

This exhibit is furnished pursuant to Item 12 and shall not be deemed to be “filed.”

Item 12.               Results of Operations and Financial Condition.

The Co-Registrants are filing this Current Report on Form 8-K to furnish the earnings release of Rexnord Corporation dated June 15, 2004, regarding fourth quarter and fiscal year 2004 financial results, which is attached hereto as Exhibit 99.1.  The information in this Report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 15th day of June 2004.

REXNORD CORPORATION

BY:	/s/ THOMAS J. JANSEN
Thomas J. Jansen
Chief Financial Officer

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 15th day of June 2004.

RBS GLOBAL, INC.

BY:	/s/ THOMAS J. JANSEN
Thomas J. Jansen
Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description

99.1	Earnings Release dated June 15, 2004